TERMINATION AGREEMENT

      THIS TERMINATION AGREEMENT (the "Agreement") is made and entered into effective as of March 31, 2006, by and between KIWA BIO-TECH PRODUCTS GROUP CORPORATION, a Delaware corporation (the "Company"), CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor"), Butler Gonzalez LLP or its successor (the "Escrow Agent") and Newbridge Securities Corporation ("Newbridge").

                                    Recitals:
                                    --------

      WHEREAS, the Company and the Investor entered into a standby equity distribution agreement dated as of July 6, 2004 (the "Standby Equity Distribution Agreement"), a registration rights agreement dated as of July 6, 2004 (the "Registration Rights Agreement"), an escrow agreement dated as of July 6, 2004 (the "Escrow Agreement"), and a promissory note in the principal amount of Four Hundred Thousand Dollars ($400,000) dated December 29, 2004 (the "Promissory Note") pursuant to which the outstanding principal amount is $87,134.59 plus $23,041.51 accrued and outstanding interest (for a total of $110,176.10) and letter agreements from the Company to the Investor dated March 21, 2005 and April 5, 2005 respectively. (Collectively, all of the foregoing documents and the transactions contemplated thereby are referred to as the "Transaction Documents").

      NOW, THEREFORE, in consideration of the promises and the mutual promises, conditions and covenants contained herein and in the Transaction Documents and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Satisfaction of Promissory Note. Each of the parties hereto acknowledges that the Investor has received from the Company $110,176.10 as full and final payment for all principal amounts and accrued interest due and outstanding under the Promissory Note. The Investor represents to the Company that it holds good and marketable title to the Promissory Note and that it is not subject to any mortgage, pledge, lien, assignment for security, conditional sale, or other title retention agreement, lease, encumbrance, charge, security interest, or other interest or claim of any kind or character.

2. Escrowed Shares. In order to secure the obligations of the Company under the Promissory Note the Company has escrowed an aggregate of twenty four million two hundred twenty six thousand five hundred seventy-seven (24,226,577) shares of the Company's Common Stock with the Investor's counsel as Escrow Agent (the "Escrowed Shares"). The Company sold eighteen million nine hundred seventy seven thousand two hundred seventy one (18,977,271) to the Investor pursuant to Advances Notices under the Standby Equity Distribution Agreement (the "Advanced Shares"). Of the Escrowed Shares, five million two hundred forty nine thousand three hundred six (5,249,306) remain in escrow with the Escrow Agent (the "Remaining Escrow Shares"), and six hundred fifteen thousand fifty one (615,051) Advanced Shares remain in the possession of the Investor (the "Restricted Advanced Shares"). The attached table at Exhibit A summarizes the number of Escrowed Shares deposited with the Investor, the number of Remaining Escrowed Shares held by the Investor, Advances effected under the Standby Equity Distribution Agreement, the transfer of Escrowed Shares to the Investor as Advanced Shares, the number of Advanced Shares still held by the Investor due to restriction on resale, and number of Advance Notices held by the Investor which remain escrowed. The Escrow Agent hereby releases and the Investor hereby assigns back to the Company the Remaining Escrow Shares and the Restricted Advanced Shares free and clear of all liens, charges, security interests, or other encumbrances. The Investor and the Escrow Agent agree to deliver appropriately executed documents to effect the transfer of the Remaining Escrow Shares and the Restricted Advanced Shares to the Company, including transfer instructions to the Company's transfer agent.

3. Fees. Each of the parties hereto acknowledges that the Investor received fees under the Transaction Documents and specifically Section 12.4 of the Standby Equity Distribution Agreement. Notwithstanding this Agreement the Investor shall retain such fees as earned under the Transaction Documents. NewBridge acknowledges that it has received all fees and remuneration that it is entitled to under the Placement Agent Agreement.

4. Termination. Each of the parties to this Agreement hereby terminate the Transaction Documents and the respective rights and obligations contained therein. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Transaction Documents.

5. Mutual Release and Waiver. Each party hereby releases, cancels, forgives and forever discharges the other party, each of its predecessors, parent corporations, holding companies, subsidiaries, affiliates, successors and assigns, and all of their officers, directors and employees from all actions, claims, demands, damages, obligations, liabilities, controversies and executions, of any kind or nature whatsoever, whether known or unknown, whether suspected or not, which have arisen, or may have arisen, or shall arise by reason of the Promissory Notes and the other Transaction Documents and the indebtedness, rights, obligations or claims underlying the same, at any point in time, and each party does specifically waive any claim or right to assert any cause of action or alleged case of action or claim or demand which has, through oversight or error intentionally or unintentionally or through a mutual mistake, been omitted from this release.

6. Governing Law. This Agreement is governed in all respects by the laws of the State of Delaware without giving effect to conflict of law principles that would cause the substantive law of another jurisdiction to apply.

7. Entire Agreement. This Agreement and any other documents delivered pursuant to it constitute the full and entire understanding and agreement between the parties with regard to the subject matter. This Agreement may only be amended by a writing executed by the parties.

8. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be enforceable against the parties that execute a counterpart, and all of which together constitute one instrument.

9. Facsimile Execution and Delivery. A facsimile, PDF scan or other reproduction of this Agreement may be executed by one or more parties and delivered by facsimile, PDF email or any similar electronic transmission pursuant to which the signature of or on behalf of the party can be seen. Such execution and delivery will be considered valid, binding and effective for all purposes.

10. Further Assurances. Each party agrees to execute and deliver all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

11. Litigation Expenses. In any action to enforce this Agreement the prevailing party will be entitled to recover its reasonable litigation fees and expenses from the other party or parties.

12. Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their respective successors and assigns.

      IN WITNESS WHEREOF, the parties have signed and delivered this Termination Agreement on the date first set forth above.

                                      KIWA BIO-TECH PRODUCTS GROUP CORPORATION

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      CORNELL CAPITAL PARTNERS, LP.

                                      By: Yorkville Advisors, LLC
                                      Its: General Partner

                                      By:
                                         ---------------------------------------
                                      Name:    Mark A. Angelo
                                      Title:   Portfolio Manager

                                      NEWBRIDGE SECURITIES CORPORATION

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      FOR THE ESCROW AGENT

                                      ------------------------------------------
                                      David Gonzalez

                                    EHXIBIT A

                                                   SHARES
                                      SHARES      JOURNALED       SHARES
              DATE                   DEPOSITED       OUT         (BALANCE)        TRANSACTION INFO.
---------------------------------- ------------ ------------ ---------------- ------------------------

---------------------------------- ------------ ------------ ---------------- ------------------------
                                                                              Certificate No. K01132;
Issued to DGPC Escrow               33,000,000                    33,000,000  December 30, 2004
---------------------------------- ------------ ------------ ---------------- ------------------------
January 18, 2005                                    315,457       32,684,543
---------------------------------- ------------ ------------ ---------------- ------------------------
January 24, 2005                                    333,333       32,351,210  Advance dated 1/17/05
---------------------------------- ------------ ------------ ---------------- ------------------------
January 31, 2005                                    403,226       31,947,984  Advance dated 1/24/05
---------------------------------- ------------ ------------ ---------------- ------------------------
February 7, 2005                                    400,000       31,547,984  Advance dated 1/31/05
---------------------------------- ------------ ------------ ---------------- ------------------------
February 14, 2005                                   510,204       31,037,780  Advance dated 2/7/05
---------------------------------- ------------ ------------ ---------------- ------------------------
February 22, 2005                                   495,049       30,542,731  Advance dated /2/14/05
---------------------------------- ------------ ------------ ---------------- ------------------------
February 28, 2005                                   342,466       30,200,265  Advance dated 2/21/05
---------------------------------- ------------ ------------ ---------------- ------------------------
                                                                  30,200,265
---------------------------------- ------------ ------------ ---------------- ------------------------
Returned to Company                                               30,200,265
---------------------------------- ------------ ------------ ---------------- ------------------------
(share issue w/street name and
free-tradability)                                33,000,000       -2,799,735
---------------------------------- ------------ ------------ ---------------- ------------------------
Issued to DGPC Escrow                7,300,000                     4,500,265
---------------------------------- ------------ ------------ ---------------- ------------------------
                                                                   4,500,265
---------------------------------- ------------ ------------ ---------------- ------------------------
March 7, 2005                                       523,560        3,976,705  Advance dated 2/28/05
---------------------------------- ------------ ------------ ---------------- ------------------------
March 14, 2005                                      716,332        3,260,373  Advance dated 3/7/05
---------------------------------- ------------ ------------ ---------------- ------------------------
March 21, 2005                                      510,204        2,750,169  Advance dated 3/14/05
---------------------------------- ------------ ------------ ---------------- ------------------------
Returned to Company                                                2,750,169
---------------------------------- ------------ ------------ ---------------- ------------------------
(share issue w/street name and
free-tradability)                                 3,037,780         -287,611
---------------------------------- ------------ ------------ ---------------- ------------------------
Issued to DGPC Escrow                4,468,000                     4,180,389
---------------------------------- ------------ ------------ ---------------- ------------------------
Returned to Company                                 468,000        3,712,389
---------------------------------- ------------ ------------ ---------------- ------------------------
May 2, 2005                                         393,701        3,318,688  Advance dated 4/25/05
---------------------------------- ------------ ------------ ---------------- ------------------------
May 9, 2005                                         512,821        2,805,867  Advance dated 5/2/05
---------------------------------- ------------ ------------ ---------------- ------------------------
May 16, 2005                                        370,370        2,435,497  Advance dated 5/9/05
---------------------------------- ------------ ------------ ---------------- ------------------------
May 23, 2005                                        374,532        2,060,965  Advance dated 5/16/05
                                                             ----------------
---------------------------------- ------------ ------------                  ------------------------
May 31, 2005                                        420,168        1,640,797  Advance dated 5/23/05
---------------------------------- ------------ ------------ ---------------- ------------------------
June 6, 2005                                        456,621        1,184,176  Advance dated 5/30/05
---------------------------------- ------------ ------------ ---------------- ------------------------
                                                                              Advance dated 6/6/05
June 13, 2005                                       221,956          962,220  (partial)
---------------------------------- ------------ ------------ ---------------- ------------------------
                                                                              Certificate No.
Issued to DGPC Escrow                4,800,000                     5,762,220  K01164; July 6, 2005
---------------------------------- ------------ ------------ ---------------- ------------------------
                                                                              Advance dated 6/6/05
July 11, 2005                                       333,600        5,428,620  (partial - balance)
---------------------------------- ------------ ------------ ---------------- ------------------------
July 11, 2005                                       561,798        4,866,822  Advance dated 6/13/05
---------------------------------- ------------ ------------ ---------------- ------------------------
July 11, 2005                                       757,576        4,109,246  Advance dated 6/20/05
---------------------------------- ------------ ------------ ---------------- ------------------------
July 11, 2005                                       724,638        3,384,608  Advance dated 6/27/05
---------------------------------- ------------ ------------ ---------------- ------------------------
July 11, 2005                                       578,035        2,806,573  Advance dated 7/4/05
---------------------------------- ------------ ------------ ---------------- ------------------------
July 18, 2005                                       775,194        2,031,379  Advance dated 7/11/05
---------------------------------- ------------ ------------ ---------------- ------------------------
July 25, 2005                                       900,901        1,130,478  Advance dated 7/18/05
---------------------------------- ------------ ------------ ---------------- ------------------------
August 1, 2005                                      970,874          159,604  Advance dated 7/25/05
---------------------------------- ------------ ------------ ---------------- ------------------------
August 8, 2005                                      970,874         -811,270  Advance dated 8/1/05
---------------------------------- ------------ ------------ ---------------- ------------------------
August 15, 2005                                     943,396       -1,754,666  Advance dated 8/8/05
---------------------------------- ------------ ------------ ---------------- ------------------------
August 22, 2005                                     671,141       -2,425,807  Advance dated 8/15/05
---------------------------------- ------------ ------------ ---------------- ------------------------
August 29, 2005                                     558,659       -2,984,466  Advance dated 8/22/05
---------------------------------- ------------ ------------ ---------------- ------------------------
                                                                              Certificate No.
Issued to DGPC Escrow                5,300,000                     2,315,534  K01172; August 29, 2005
---------------------------------- ------------ ------------ ---------------- ------------------------
September 9, 2005                                   561,798        1,753,736  Advance dated 8/29/05
---------------------------------- ------------ ------------ ---------------- ------------------------
September 12, 2005                                  680,272        1,073,464  Advance dated 9/5/05
---------------------------------- ------------ ------------ ---------------- ------------------------
September 19, 2005                                  826,446          247,018  Advance dated 9/12/05
---------------------------------- ------------ ------------ ---------------- ------------------------
September 26, 2005                                  862,069         -615,051  Advance dated 9/19/05
---------------------------------- ------------ ------------ ---------------- ------------------------
                                                                    -615,051
---------------------------------- ------------ ------------ ---------------- ------------------------
                                                                    -615,051
---------------------------------- ------------ ------------ ---------------- ------------------------
                                                                              Certificate No. K01181;
Issued to DGPC Escrow                5,864,357                     5,249,306  October 25, 2005
---------------------------------- ------------ ------------ ---------------- ------------------------

---------------------------------- ------------
ADVANCES REMAINING IN ESCROW
---------------------------------- ------------
                                       ADVANCE
ADVANCE DATE                            AMOUNT
---------------------------------- ------------
                                             $
September 26, 2005                   10,000.00
---------------------------------- ------------
                                             $
October 3, 2005                      10,000.00
---------------------------------- ------------
                                             $
October 10, 2005                     10,000.00
---------------------------------- ------------
                                             $
October 17, 2005                     10,000.00
---------------------------------- ------------
                                             $
October 24, 2005                     10,000.00
---------------------------------- ------------
                                             $
October 31, 2005                     10,000.00
---------------------------------- ------------
                                             $
November 7, 2005                     10,000.00
---------------------------------- ------------
                                             $
November 14, 2005                    29,589.04
---------------------------------- ------------